UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2015

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive
Plano, Texas
(Address of principal executive offices)

75024
(Zip code)

(972) 673-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

In connection with the Exchange Offers described in Item 8.01 below, Denbury Resources Inc. (the "Company") is providing the following information:

Although the Company has no plans to formally announce its 2016 capital budget until late-February 2016, based on 2016 oil futures prices as of mid-December 2015 and its projections at this time, the Company currently anticipates that its 2016 capital development budget, excluding acquisitions, will be between $250 million and $300 million, with the general intention of adjusting its capital spending with its level of cash flow.

The information furnished in this Item 7.01 shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended (the "1933 Act"), or the 1934 Act, regardless of any general incorporation language in any such document.

Statements contained in this Item 7.01 that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the 1933 Act and 1934 Act. It is important to note that the Company’s 2016 capital expenditures could differ materially from those projected.

Section 8 – Other Events

Item 8.01 – Other Events

On December 21, 2015, the Company issued a press release regarding the commencement of private offers (the “Exchange Offers”) to qualified institutional buyers or non-U.S. persons who hold its outstanding 6⅜% Senior Subordinated Notes due 2021, 5½% Senior Subordinated Notes due 2022, and 4⅝% Senior Subordinated Notes due 2023 (collectively, the “Old Notes”) to exchange a portion of their Old Notes for up to $650.0 million aggregate principal amount of newly issued 7½% Senior Notes due May 15, 2022. The Exchange Offers are being made upon the terms and subject to the conditions set forth in the offering memorandum and the related letter of transmittal, each dated December 21, 2015. A copy of the press release is filed as Exhibit 99.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
99.1*	Denbury Press Release, dated December 21, 2015.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: December 21, 2015	By:	/s/ James S. Matthews
James S. Matthews
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Denbury Press Release, dated December 21, 2015.